Digital Intangible Assets	6 Months Ended
Jun. 30, 2026
Digital Intangible Assets [Abstract]
Digital Intangible Assets

Note. 7 Digital Intangible Assets

The table below presents the Company’s digital intangible assets, at carrying value, with the respective gross and net carrying amounts as of June 30. 2026:

	Gross carrying amount	Accumulated impairments	Net carrying amount

ENA tokens	$249,120,581	$(36,201,740)	$212,918,841
Total ENA tokens, at carrying value	$249,120,581	$(36,201,740)	$212,918,841

The ENA tokens purchased by the Company as part of the PIPE transactions are subject to the transfer restrictions and unlock schedules set forth in the applicable Token Purchase Agreement entered into on July 21, 2025 and September 5, 2025, which are filed as exhibits 10.15 and 10.16 to the Company’s Current Report on Form 8-K, filed with the SEC on July 1, 2026.

The Company did not hold any digital intangible assets as of December 31, 2025.

Under the terms of the Company’s Collaboration Agreement with the Ethena (see Note 4), the Company must maintain the ENA tokens as a permanent, unencumbered treasury asset. Further, the Company is not able to sell ENA tokens held in treasury without obtaining approval from the Ethena Foundation

Additionally, without prior approval from the Company’s investment committee and the holders of a majority of the Class B voting shares, of which Ethena and related affiliates hold a controlling interest, the Company may not use the ENA tokens to engage in any business outside of the operating business, acquire digital assets other than ENA tokens, USDe and sUSDe, or any other Ethena-related digital assets, or enter into any merger, acquisition, disposition of similar transaction that would change the nature of the Company’s on-going operations.